=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 28, 1997

                             A. H. BELO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                              1-8598                              75-0135890
(State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification No.)
       Incorporation)


                                P.O. BOX 655237
                           DALLAS, TEXAS  75265-5237
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 977-6606

=============================================================================

         ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                 On February 28, 1997, A. H. Belo Corporation ("Belo") completed its acquisition of The Providence Journal Company ("Providence Journal") pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1996 (the "Merger Agreement") and incorporated herein by reference to Appendix A to the Joint Proxy Statement/Prospectus of Belo and Providence Journal, dated January 8, 1997. Under the terms of the Merger Agreement, Providence Journal merged with and into A H Finance Company ("Finance"), a wholly owned subsidiary of Belo, and the surviving corporation was renamed Belo Holdings, Inc. ("Belo Holdings").

        The aggregate consideration received by the stockholders of Providence Journal in the merger was approximately $587.1 million in cash and approximately 25,395,000 shares of Belo's Series A Common Stock, par value $1.67 per share ("Belo Series A Common Stock"). Each share of Providence Journal common stock was converted into either: (1) the right to receive approximately 0.6024 shares of Belo Series A Common Stock and $9.7648 in cash, without interest, (2) the right to receive $32.1421 in cash, without interest, or (3) the right to receive
0.5333 shares of Belo Series A Common Stock and $12.33 in cash, without interest. Belo filed a Registration Statement on Form S-4, effective January 8, 1997, covering the shares of Belo Series A Common Stock to be issued in the merger. Belo borrowed the cash paid to Providence Journal stockholders in the merger through its variable rate revolving credit agreement with a syndicate of 14 banks led by managing agents Citicorp Securities, Inc., The First National Bank of Chicago and Texas Commerce Bank National Association.

                 Prior to the merger, Providence Journal, among other things, owned and operated nine network-affiliated television stations, provided or contracted to provide programming and marketing services to four television stations, published the largest daily newspaper in Rhode Island and southeastern Massachusetts, and produced diversified programming and interactive electronic media services.

                 Immediately after the merger, Belo Holdings transferred all of the assets associated with its newspaper business to PJ Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Belo Holdings ("PJ Sub"), in exchange for the assumption by PJ Sub of liabilities associated with the newspaper business. PJ Sub immediately filed an amended and restated certificate of incorporation, changing its name to The Providence Journal Company.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 (a)      Financial Statements of Business Acquired.

                 Belo intends to file any financial statements required by this item, consistent with Commission interpretations thereunder, on or before May 13, 1997.

                 (b)      Pro Forma Financial Information.

                 Belo intends to file any financial statements required by this item, consistent with Commission interpretations thereunder, on or before May 13, 1997.

                 (c)      Exhibits.

                 2.1. The Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1996, is incorporated by reference to Appendix A of the Joint Proxy Statement/Prospectus of Belo and Providence Journal included in Belo's Registration Statement on Form S-4 (Registration No. 333-19337) filed with the Commission on January 8, 1997.

                 99.1     Press Release, dated February 13, 1997.

                 99.2     Press Release, dated February 26, 1997.

                 99.3     Press Release, dated February 28, 1997.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 A. H. BELO CORPORATION





Dated:  March 14, 1997           By:    /s/ Michael D. Perry
                                        -----------------------------
                                        Michael D. Perry
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT LIST



                 Exhibit No.         Description

                 99.1    Press Release, dated February 13, 1997.

                 99.2    Press Release, dated February 26, 1997.

                 99.3    Press Release, dated February 28, 1997.


